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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2005

IMH ASSETS CORP. (as depositor under an Indenture, dated as of May 6, 2005, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2005-4)


                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)


          CALIFORNIA                 33-117817               33-0705301
  ----------------------------    ---------------    --------------------------
  (State or Other Jurisdiction      (Commission          (I.R.S. Employer
       of Incorporation)            File Number        Identification Number)


       1401 Dove Street
  Newport Beach, California                                    92660
  ----------------------------                       --------------------------
     (Address of Principal                                   (Zip Code)
       Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600


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


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.01. Completion of Acquisition or Disposition of Assets.
           ---------------------------------------------------

         On May 6, 2005, a single series of bonds, entitled IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2005-4 (the "Bonds"), were issued pursuant to an indenture, dated as of May 6, 2005 (the "Agreement"), between Impac CMB Trust Series 2005-4, a Delaware statutory trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee").

ITEM 8.01  Other Events.
           ------------

Description of the Mortgage Pool

         The Bonds, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of mortgage loans (the "Mortgage Pool"). The Mortgage Pool is comprised of conventional, one- to four-family, first lien adjustable-rate and second lien fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Group 1 Mortgage Loans") and adjustable-rate first lien multifamily mortgage loans having original terms to maturity up to 30 years (the "Group 2 Mortgage Loans"; and together with the Group 1 Mortgage Loans, the "Mortgage Loans"). The Mortgage Loans have an aggregate principal balance of approximately $1,924,652,232.05 as of April 1, 2005.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of April 1, 2005, with respect to the Mortgage Loans.


ITEM 9.01  Financial Statements and Exhibits.
           ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


EXHIBIT NO.         DESCRIPTION
-----------         -----------
99.1                Characteristics of the Mortgage Pool as of April 1, 2005,
                    relating to IMH Assets Corp., Collateralized Asset-Backed
                    Bonds, Series 2005-4.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             IMH ASSETS CORP.


                                             By:  /S/ RICHARD J. JOHNSON
                                                ----------------------------
                                             Name:    Richard J. Johnson
                                             Title:   Chief Financial Officer


Dated: May 23, 2005

                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
-----------         -----------
99.1                Characteristics of the Mortgage Pool as of April 1, 2005,
                    relating to IMH Assets Corp., Collateralized Asset-Backed
                    Bonds, Series 2005-4.